EXHIBIT 13.2

    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 USC ss.1350,
        AS ADOPTED PURSUANT TO ss.906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2009 of Metalink Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Rony Eizenshtein, Chief Financial Officer, certify that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2010

                                                By: /s/ Rony Eizenshtein
                                                ------------------------
                                                Name:  Rony Eizenshtein
                                                Title: Chief Financial Officer